POWER OF ATTORNEY
For Executing Forms 3, 4 and 5
Know all by these presents
, that the undersigned
 hereby constitutes
and appoints Gregory F. Pilcher,
 Marilyn A. Young, Justin P. Byrne
and Anita L. Brodrick, signing
 singly, the lawful attorneyinfact of
the undersigned in connection
with matters related to Kerr-McGee
Corporation to:
(1)Execute for and on behalf
 of the undersigned Forms 3, 4 and 5
in accordance with Section 16(a)
 of the Securities Act of 1934
and the rules thereunder;

(2)Do and perform any and all
 acts for and on behalf of the
undersigned which may be
necessary or desirable to
complete the execution of any
such Form 3, 4 or 5 and the timely
 filing
of such form with the United States
Securities and Exchange
Commission and any other authority;
and
(3)Take any other action of
any type whatsoever in connection
with the foregoing which, in the
opinion of such attorney in fact,
may be of benefit to, in the best
 interest of, or legally required
by, the undersigned, it being
understood that the documents
executed by such attorney in
fact on behalf of the undersigned
 pursuant to this Power of
Attorney shall be in such form
 and shall contain such
terms and conditions as may
be approved in the discretion
 of such a
ttorney-in-fact.
The undersigned hereby grants
 to each such attorney in fact full
power and authority to do and
 perform all and every act and
 thing
whatsoever requisite, necessary
 and proper to be done in the
exercise of any of the rights
 and powers herein granted,
as fully to all intents and
purposes as such attorney in
 fact might or could do if personally
 present, with full power of
substitution or
revocation, hereby ratifying
and confirming all that such
attorney
in fact, or any substitute or
 substitutes, shall lawfully do
 or cause
to be done by virtue of this
power of attorney and the rights
 and
powers herein granted.  The
undersigned acknowledges that the
foregoing attorneys in fact,
in serving in such capacity at the
request of the undersigned,
are not assuming any of the undersigned's responsibilities to comply with Section 16 of the
Securities Exchange Act of
1934.  This Power of Attorney
supercedes
any power of attorney
previously executed by
the undersigned in
connection with matters
 substantially similar
to those discussed
herein, and any and all
 other previous powers
of attorney are hereby
revoked.


IN WITNESS WHEREOF,
the undersigned executes
 this Power of Attorney effective
 this 11th day of March, 2003.



  /s/  Matthew R. Simmons